© AMERICAN EXPRESS PROPRIETARY & CONFIDENTIAL Rev. 11/2013 08-Aug-2024 AXP Internal Page 1 of 3 AMENDMENT NUMBER 8 (00015858.0) TO MASTER SERVICES AGREEMENT CW139362/00002017.0 This Amendment Number 8 00015858.0 (“Amendment 8”) is made and entered into this 1st day of January 2025 (“Amendment 8 Effective Date”) between American Express Travel Related Services Company, Inc. (“Amexco” or “AXP”) and Composecure, L.L.C. (“Service Provider”) with reference to the following: A. Amexco and Service Provider entered into a Master Services Agreement, CW139362/00002017.0 (“Agreement”) for lamination and fabrication of the Centurion card Effective on or about August 1, 2004; and B. Amexco and Service Provider entered into Amendment Number 2 to the Agreement on August 2, 2018; and C. Amexco and Service Provider entered into a Statement of Work (“SOW”) - Schedule for Metal Card Manufacturing, Exhibit A, as included in the Amendment Number 3 CW2467324/00002829.0 of the Agreement executed on January 01, 2019; and D. Amexco and Service Provider entered into Amendment Number 4 CW2481491/00003023.0 to the Agreement on July 01, 2019; and E. Amexco and Service Provider entered into Amendment Number 5 to the Agreement on March 19, 2020; and F. Amexco and Service Provider entered into Amendment Number 6 to the Agreement on September 1, 2020; and G. Amexco and Service Provider entered into Amendment Number 7 to the Agreement on July 15, 2021; and Amexco and Service Provider wish to amend certain of their understandings as set forth in the Agreement, specifically to address the Term of the Agreement. NOW, THEREFORE, in consideration of the mutual promises and agreements set forth below, the parties agree as follows: 1. AMENDED TERM(S) A. Section 9.1, Term of the Agreement shall be amended with the following: This Agreement will continue to be in Effect as of Amendment 8 Effective Date and will expire on July 31st, 2027 (the “Initial Term”). In the event of any termination hereunder, and subject to continued compliance with applicable required minimum purchase obligations by AXP and other provisions set forth in any open Schedule or amendment thereto, AXP will pay Service Provider at the agreed-upon rates for Services performed Docusign Envelope ID: C3A5BFCB-C5AD-45B8-9E7D-1E066F69118F

© AMERICAN EXPRESS PROPRIETARY & CONFIDENTIAL Rev. 11/2013 08-Aug-2024 AXP Internal Page 2 of 3 up to the effective date of termination, subject to a refund of any unearned, prepaid fees, but will not be liable for any other termination-related charges. Agreement Renewal and Expiration. AXP may renew the Agreement for three (3) additional two (2) year renewal terms (each two (2) year term a “Renewal Term”) upon thirty (30) days’ notice to Service Provider prior to the expiration of the Initial Term or the first Renewal Term, as applicable. The Initial Term, together with any Renewal Terms, shall be referred to as the “Term”. If AXP intends to renew this Agreement, this Agreement shall renew in accordance with the terms and conditions of the Agreement and Schedules including amendments to such agreements thereof. If AXP does not provide Service Provider with notice pursuant to this Section of its desire to renew this Agreement, this Agreement shall expire. 2. GENERAL A. If there is a conflict between the Agreement and this Amendment, the terms of this Amendment will govern if this Amendment expressly references the provisions of the Agreement with which they are inconsistent. B. Except as otherwise modified herein, the capitalized terms used in this Amendment shall have the meaning specified in the Agreement. C. Except as amended herein, the remaining terms and conditions of the Agreement shall remain in full force and effect. Docusign Envelope ID: C3A5BFCB-C5AD-45B8-9E7D-1E066F69118F

© AMERICAN EXPRESS PROPRIETARY & CONFIDENTIAL Rev. 11/2013 08-Aug-2024 AXP Internal Page 3 of 3 IN WITNESS WHEREOF, Service Provider and Amexco have caused this Amendment Number 8 00015858.0 to be executed on their behalf by their duly authorized officers as of the last date of signatures below. AMERICAN EXPRESS TRAVEL RELATED COMPOSECURE, L.L.C. SERVICES COMPANY, INC. By: By: Name: ___________________________ Name: __________________________ Title: Title: Date: Date: Docusign Envelope ID: C3A5BFCB-C5AD-45B8-9E7D-1E066F69118F Vice President August 13, 2024 Stephen Luft August 13, 2024 Category Manager LeeAnn Stickler